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                                                                    EXHIBIT 10.3

                                                          CONFIDENTIAL TREATMENT


                          AER ENERGY RESOURCES, INC.
                               AMENDMENT NO. 1 TO
                       LICENSE AND DEVELOPMENT AGREEMENT



         ACKNOWLEDGEMENT REGARDING CONFIDENTIAL INFORMATION:

         AER Energy Resources, Inc. (the "Company") acknowledges that certain confidential information is contained throughout this Amendment No. 1 to License and Development Agreement and therefore such confidential information has been omitted from the copy filed with this Quarterly Report on Form 10-Q and an asterisk (*) has been inserted indicating such omission at the exact place in the Agreement where such confidential information has been filed separately with the Secretary of the Commission as an attachment to a request for confidentiality with respect to the omitted information.
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                                                         CONFIDENTIAL TREATMENT

                               AMENDMENT NO. 1 TO
                 AER/RAYOVAC LICENSE AND DEVELOPMENT AGREEMENT

         This is an amendment (this "Amendment") dated December 3, 2001 between AER Energy Resources, Inc., a Georgia corporation ("AER") and Rayovac Corporation, a Wisconsin corporation ("RAYOVAC") pursuant to which AER and RAYOVAC, for good and valuable consideration (the receipt and adequacy of which is hereby acknowledged) agree as follows:

                              BACKGROUND STATEMENT

         AER and RAYOVAC are parties to a License and Development Agreement dated April 6, 2001 (the "Original License Agreement"). The parties have agreed to amend the Original License Agreement in certain respects and are entering into this Amendment to effect such amendments. The purpose of this Amendment is to extend the scope of the rights licensed to RAYOVAC under the Original License Agreement to [ * ] (as defined in the Original License Agreement, as amended hereby), and to provide that the license fee applicable to sales of [ * ] will be increased as necessary so that [ * ].

                             STATEMENT OF AMENDMENT

1.       The following is added at the end of the definition of [*] in Article
         I: [*]

2. Section 3.1(a) of the Original License Agreement is hereby amended by adding [*] following the words [*] in each of clauses 3.1(a)(i) and
         (ii).

3. Section 3.1(b) of the Original License Agreement is hereby deleted in its entirety.

4.       The following clause is deleted from the last sentence of Section
         3.2(c):

         ", nor shall such license permit the distribution, sale, offer for sale or import of [*]"

5. Section 4.1(a) is hereby amended by adding "and any [*]" following the words [*] in the first sentence thereof.

6. Section 4.1(e) is hereby amended by adding [*] after the words [*] in each of the two places in which [ * ] appears.

7.       A new Section 4.1(f) is added, as follows:

                           [*]

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* Confidential Treatment


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8.       EXHIBIT G of the Original License Agreement is amended by adding [*]
following the term [*]

9. Capitalized terms that are not defined herein are used as defined in the Original License Agreement.

10. Giving effect to the amendments contemplated by this Amendment, the License Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer or representative on December 3, 2001

RAYOVAC:                              RAYOVAC CORPORATION:



                                      By: /s/ Kent J. Hussey
                                         --------------------------------------
                                         Kent J. Hussey
                                         President and Chief Operating Officer


Address for Notices:                  601 RAYOVAC Drive
                                      Madison, Wisconsin 53711
                                      Attn: President
                                      Facsimile: 608-278-6666


AER:                                  AER ENERGY RESOURCES, INC.



                                      By: /s/ David W. Dorheim
                                         --------------------------------------
                                         David W. Dorheim
                                         President


Address for Notices:                  AER Energy Resources, Inc.
                                      4600 Highlands Parkway
                                      Suite G
                                      Smyrna, GA 30082
                                      Attn: President
                                      Facsimile: 770-433-2286

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* Confidential Treatment


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